                                                                          SHARES

INCORPORATED (BY CONTINUANCE) UNDER THE BUSINESS CORPORATIONS ACT (YUKON TERRITORY)

                                                                     EXHIBIT 4.3

                           LML Payment Systems Inc.

                                               -------------------
                                                CUSIP 50208P 10 9
                                               -------------------

THIS CERTIFIES THAT


is the registered holder of

--------------------------------------------------------------------------------

        FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Corporation subject to the Articles of Continuance and By-Laws of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

                                     DATED


                                   COUNTERSIGNED AND REGISTERED
                                   MONTREAL TRUST COMPANY OF CANADA    CALGARY
/s/ PATRICK H. GAINES             TRANSFER AGENT AND REGISTRAR
President



/s/ CAROLYN MOSHER
Secretary                               By      SPECIMEN
                                           --------------------------------
                                                     Authorized Officer


  The Shares represented by this certificate are transferable at the offices of Montreal Trust Company of Canada, Calgary, Alberta

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                    (Backside of common stock certificate)

THE CLASS OR SERIES OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO A SHAREHOLDER ON DEMAND AND WITHOUT CHARGE A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES IN SO FAR AS THEY HAVE BEEN FIXED BY THE DIRECTORS AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE
               --------------    --------------    ---------------
                              --                --
               --------------    --------------    ---------------


________________________________________________________________________________
                       (Name and address of transferee)

________________________________________________________________________________


_____________________________________________________________shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby and irrevocably constitutes and appoints

________________________________________________________________the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder

     DATED:



____________________________________      _____________________________________
      (Signature of Witness)                    (Signature of Shareholder)


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.


        Signature Guaranteed By: